UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-11350	59-0483700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	369 N. New York Ave., Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (386) 274-2202

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2024, CTO Realty Growth, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “PSA”) with a certain institutional owner (the “Seller”) for the purchase of a three-property portfolio with properties located in Charlotte, North Carolina, Orlando, Florida, and Tampa, Florida (the “Three Property Portfolio”). The terms of the PSA provide that the total purchase price for the Three Property Portfolio will be $137.5 million, subject to adjustment for closing prorations. The Seller does not have any material relationship with the Company or its subsidiaries, other than through the PSA.

The Company expects to close the purchase of the Three Property Portfolio in the third quarter of 2024. However, certain closing conditions must be met before or at the closing and are not currently satisfied. Accordingly, as of the date of this Current Report on Form 8-K there can be no assurance that the Company will acquire the Three Property Portfolio.

A copy of the PSA is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the PSA is qualified in its entirety by reference thereto.

Item 7.01. Regulation FD Disclosure.

On August 8, 2024, the Company issued a press release announcing the execution of the PSA to acquire the Three Property Portfolio and certain other investment and leasing activity for the third quarter of 2024. A copy of the press release is attached hereto as Exhibit 99.3. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3, is being furnished and shall not be deemed “filed” for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, unless it is specifically incorporated by reference therein.

Item 8.01. Other Events.

The Three Property Portfolio consists of three properties located in Charlotte, North Carolina, Orlando, Florida, and Tampa, Florida, with an aggregate gross leasable area of approximately 0.9 million square feet which are approximately 94.2% leased, with a weighted average remaining lease term of 6.2 years as of August 8, 2024. The Company may fund the acquisition of the Three Property Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange.

There are a number of risks and uncertainties related to the Three Property Portfolio, including the risk that the acquisition may not be completed, or may not be completed in the time frame or on the terms currently anticipated, as a result of a number of factors, including the failure of the parties to satisfy one or more of the conditions to closing.

If the Company successfully acquires the Three Property Portfolio, there can be no assurance that the Company will be able to realize the expected benefits of the Three Property Portfolio.

This Current Report on Form 8-K includes the historical summary of revenues and direct costs of revenues of the Three Property Portfolio and the pro forma consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K related to the Three Property Portfolio and the Marketplace at Seminole Towne Center, a multi-tenant income property located in Sanford, Florida, which the Company acquired for a purchase price of $68.7 million in March of 2024.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company, the Three Property Portfolio, and the Marketplace at Seminole Towne Center would have achieved had the Company held the assets of the Three Property Portfolio and the Marketplace at Seminole Towne Center during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve through its ownership of the Marketplace at Seminole Towne Center and potentially the Three Property Portfolio.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements that are required to be filed pursuant to this item are being filed with this Current Report on Form 8-K as Exhibit 99.1 and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item is being filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

(d) Exhibits

Exhibit No.	Exhibit Description
2.1*	Purchase and Sale Agreement, made as of August 2, 2024
23.1	Consent of Grant Thornton LLP
99.1	Historical Financial Statements
	•	Report of Independent Certified Public Accountants
	•	Historical Summary of Revenues and Direct Costs of Revenues of the Three Property Portfolio for the Six Months Ended June 30, 2024 (Unaudited) and the Year Ended December 31, 2023 (Audited)
	•	Notes to Historical Summary of Revenues and Direct Costs of Revenues
99.2	Pro Forma Financial Statements
	•	Summary of Unaudited Pro Forma Consolidated Financial Statements
	•	Unaudited Pro Forma Consolidated Balance Sheet of CTO Realty Growth, Inc. as of June 30, 2024
	•	Unaudited Pro Forma Consolidated Statements of Operations of CTO Realty Growth, Inc. for the Six Months Ended June 30, 2024 and the Year Ended December 31, 2023
	•	Notes to Unaudited Pro Forma Consolidated Financial Statements
99.3	Press Release
	•	Press Release dated August 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(2). The omitted information is not material and is the type of information that the Company customarily and actually treats as private and confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2024

CTO Realty Growth, Inc.

By:	/s/ Philip R. Mays
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)